                                                                      EXHIBIT 99

CHRYSLER FINANCIAL                                                                                DISTRIBUTION DATE:      08-JAN-03
DaimlerChrysler Auto Trust 2002-C Monthly Servicer's Certificate (HQ)                                                   Page 1 of 2
------------------------------------------------------------------------------------------------------------------------------------

      Payment Determination Statement Number                                                        2
      Distribution Date                                                                     08-Jan-03

      DATES COVERED                                                           FROM AND INCLUDING                 TO AND INCLUDING
      -------------                                                           ------------------                 ----------------
           Collections Period                                                          01-Dec-02                         31-Dec-02
           Accrual Period                                                              09-Dec-02                         07-Jan-03
           30/360 Days                                                                        30
           Actual/360 Days                                                                    30

                                                                                   NUMBER OF
      COLLATERAL POOL BALANCE DATA                                                 ACCOUNTS                     $ AMOUNT
      ----------------------------                                                 --------                     --------
      Pool Balance - Beginning of Period                                            122,972                       2,085,572,074.29
      Collections of Installment Principal                                                                           41,657,053.45
      Collections Attributable to Full Payoffs                                                                       16,021,759.05
      Principal Amount of Repurchases                                                                                         0.00
      Principal Amount of Gross Losses                                                                                  456,014.25
                                                                                                          -------------------------

      Pool Balance - End of Period                                                  121,578                       2,027,437,247.54
                                                                                                          =========================


      POOL STATISTICS                                                                                           END OF PERIOD
      ---------------                                                                                     -------------------------
      Initial Pool Balance (Pool Balance at the Purchase Date)                                                    2,183,399,690.47
      Pool Factor (Pool Balance as a Percent of Initial Pool Balance)                                                       92.86%

      Ending O/C Amount                                                                                             127,233,607.46
      Coverage Ratio (Ending Pool Balance as a Percent of Ending Securities)                                               106.70%

      Cumulative Net Losses                                                                                             259,046.46
      Net Loss Ratio (3 mo. Weighted Avg.)                                                                                0.07360%
      Cumulative Recovery Ratio                                                                                             51.83%
      60+ Days Delinquency Amount                                                                                     4,588,199.28
      Delinquency Ratio (3 mo. Weighted Avg.)                                                                             0.10670%

      Weighted Average APR                                                                                                  5.927%
      Weighted Average Remaining Term (months)                                                                               51.05
      Weighted Average Seasoning (months)                                                                                     8.41

CHRYSLER FINANCIAL                                                                                DISTRIBUTION DATE:       08-JAN-03
DAIMLERCHRYSLER AUTO TRUST 2002-C MONTHLY SERVICER'S CERTIFICATE (HQ)                                                    PAGE 2 OF 2
------------------------------------------------------------------------------------------------------------------------------------

      CASH SOURCES
      ------------
           Collections of Installment Principal      41,657,053.45
           Collections Attributable to Full Payoffs  16,021,759.05
           Principal Amount of Repurchases                    0.00   O/C RELEASE             (Prospectus pg S16)
           Recoveries on Loss Accounts                  250,943.19   -----------
           Collections of Interest                   10,330,242.89   Pool Balance                                 2,027,437,247.54
           Investment Earnings                           68,505.47   Yield Supplement O/C Amount                    (48,147,054.75)
           Reserve Account                            5,173,415.00                                               ------------------
                                                    ---------------  Adjusted Pool Balance                        1,979,290,192.79
           TOTAL SOURCES                             73,501,919.05
                                                    ===============
                                                                     Total Securities                             1,900,203,640.08
                                                                                                                 ------------------

                                                                     Adjusted O/C Amount                             79,086,552.71
      CASH USES
      ---------
           Servicer Fee                               1,737,976.73   O/C Release Threshold                           74,223,382.23
           Note Interest                              3,746,974.44
           Reserve Fund                               5,173,415.00   O/C Release Period?     (A1 Notes Matured)       No
           O/C Release to Seller                              0.00
           Note Principal                            62,843,552.88   O/C Release                                              0.00
                                                    ---------------
           TOTAL CASH USES                           73,501,919.05
                                                    ===============

      ADMINISTRATIVE PAYMENT
      ----------------------
      Total Principal and Interest Sources           73,501,919.05
      Investment Earnings in Trust Account              (68,505.47)
      Daily Collections Remitted                    (64,465,510.30)
      Cash Reserve in Trust Account                  (5,173,415.00)
      Servicer Fee (withheld)                        (1,737,976.73)
      O/C Release to Seller                                   0.00
                                                    ---------------
           PAYMENT DUE TO/(FROM) TRUST ACCOUNT        2,056,511.55
                                                    ===============

                                            Beginning              Ending          Principal      Principal per       Interest
                                             Balance               Balance           Payment         $1000 Face        Payment
                                        -----------------    ----------------------------------------------------------------------
      NOTES & CERTIFICATES
      --------------------
      Class A-1  380,000,000  @   1.79%   273,681,192.96        210,837,640.08    62,843,552.88       165.3777707      408,241.11
      Class A-2  700,000,000  @   2.07%   700,000,000.00        700,000,000.00             0.00         0.0000000    1,207,500.00
      Class A-3  550,000,000  @   2.56%   550,000,000.00        550,000,000.00             0.00         0.0000000    1,173,333.33
      Class A-4  372,000,000  @   3.09%   372,000,000.00        372,000,000.00             0.00         0.0000000      957,900.00
      Certificates                         67,366,000.00         67,366,000.00             0.00         0.0000000            0.00
                                        -----------------    -----------------------------------                  ----------------
          Total Securities              1,963,047,192.96      1,900,203,640.08    62,843,552.88                      3,746,974.44
                                        =================    ===================================                  ================

                                           Interest per
                                            $1000 Face                  Original
                                        -----------------
      NOTES & CERTIFICATES
      --------------------
      Class A-1  380,000,000  @   1.79%        1.0743187                  380000000
      Class A-2  700,000,000  @   2.07%        1.7250000                  700000000
      Class A-3  550,000,000  @   2.56%        2.1333333                  550000000
      Class A-4  372,000,000  @   3.09%        2.5750000                  372000000
      Certificates                                                         67366000
                                                         ---------------------------
          Total Securities                                         2,069,366,000.00
                                                         ===========================

    * Class A-1 Interest is computed on an Actual/360 Basis. Days in current period 30